UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 15, 2012

SIBLING GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-28311	76-027334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1355 Peachtree Street, Suite 1159, Atlanta, GA 30309
(Address of principal executive offices)

(404) 551-5274
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On November 14, 2012, Sibling Group Holdings, Inc. (the “Company”) dismissed Sherb & Co., LLP (“Sherb”) as its independent auditors.

Sherb’s report on the financial statements of the Company as of and for the fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles except that each of those reports did contain an explanatory paragraph as to the existence of substantial doubt regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2011 and 2010, and through the date of Sherb’s dismissal, there were no (i) disagreements between the Company and Sherb on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sherb, would have caused Sherb to make a reference to the subject matter of the disagreements in connection with its report or (ii) "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Sherb a copy of the disclosures made in this Form 8-K and has requested that Sherb furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Sherb agrees with the Company’s statements in this Item 4.01.  A copy of Sherb’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On November 14, 2012, the Company engaged Liggett, Vogt, & Webb, P.A. (“LVW”) as its independent registered public accounting firm for the fiscal year ending December 31, 2012.  The decision to engage LVW was made by the Board of Directors.  During the fiscal years ended December 31, 2011 and 2010 and the subsequent interim period through the date of LVW’s engagement, the Company did not consult with LVW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and LVW did not provide either a written report or oral advice to the Company that LVW concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of any "disagreement" (as described in Item 304(a)(1)(iv) of Regulation S-K) or a "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statement and Exhibits

d.

Exhibits.

Exhibits required by Item 601 of Regulation S-B are incorporated herein by reference and are listed on the attached Exhibit Index.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Sibling Group Holdings, Inc.

Signature		Date

By:	/s/ Gerald F. Sullivan	November 19, 2012
Name:	Gerald F. Sullivan
Title:	Chairman

Exhibit Index

Exhibit No.	Description

16.1*	Letter of Sherb & Co., LLP, pursuant to Item 304(a)(3) of Regulation S-K, regarding change of certifying accountant.

*

Filed herewith.